Income Tax Disclosure: Schedule of Deferred Tax Assets (Details) (USD $)	12 Months Ended
	Aug. 31, 2014	Aug. 31, 2013
Income Tax Disclosure Schedule Of Deferred Tax Assets Details
Net operating losses	$ 7,072,471	$ 7,291,299
Loan loss reserves	6,100,000	6,100,000
Net losses carriedforward	13,172,471	13,391,299
Statutory tax rate	35.00%	35.00%
Deferred tax asset	4,610,365	4,686,955
Valuation allowance	$ (4,610,365)	$ (4,686,955)